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                                                                    EXHIBIT 23.1




                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 7, 2003, relating to the financial statements and financial statement schedule of ChevronTexaco Corporation, which appears in ChevronTexaco Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

San Francisco, California
May 9, 2003